UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                               SEPTEMBER 15, 2006
                                (Date of Report)

                          MIDNIGHT HOLDINGS GROUP, INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                       33-22142                55-0681106
(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)

                                 22600 HALL ROAD
                                    SUITE 205
                           CLINTON TOWNSHIP, MI 48036
                    (Address of principal executive offices)

                                 (586) 468-8741
              (Registrant's telephone number, including area code)

         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act  (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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This Amendment No. 1 to the Form 8K, dated September 15, 2006 and filed with the
Securities and Exchange Commission (the "Commission") on September 20, 2006 (the "Original Filing"), is being filed for the purpose of amending Item 4.01(a) and filing and updated Exhibit 16.1. Except as indicated below and filed herewith, the exhibits listed below were filed as exhibits to the Original Filing.

ITEM 4.01. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a)      Termination of previous independent public accountants:

         (1) On September 15, 2006, Malone & Bailey ("Malone & Bailey") resigned as the Registrant's independent auditors.

         (2) Malone submitted audit reports on April 15, 2004 and March 26, 2006 on the Registrant's financial statements for the years ended December 31, 2003 and 2004, respectively. The submitted audit reports contained no adverse opinion, disclaimer of opinion or other modifications or qualifications.
However, both reports contained an explanatory paragraph disclosing the uncertainty regarding the ability of the Company to continue as a going concern. Malone & Bailey did not, during the applicable periods, advise the Registrant of any of the enumerated items described in Item 304(a)(1) of Regulation S-B.

         (3) The resignation of Malone & Bailey was unanimously accepted by the Board of Directors of the Registrant on September 15, 2006.

         (4) During the two most recent fiscal years as well as any subsequent interim period through the date of resignation in which Malone & Bailey served as the Registrant's auditors, there were no disagreements between Malone & Bailey and the Registrant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Malone & Bailey, would have caused Malone & Bailey to make reference to the subject matter of the disagreement(s) in connection with, its reports on financial statements for the years or such interim period.

         (5) Malone & Bailey has furnished Registrant with a letter addressed to the Commission stating that it agrees with the above statements. A copy of such letter is filed as Exhibit 16.1 to this Form 8-K/A.

(b)      Appointment of Independent Auditors

         (1) On September 15, 2006 the Registrant's Board of Directors ratified the engagement of Miller, Ellin & Company, LLP ("Miller Ellin"), as its auditors. The decision to retain this accountant was approved by the Board of Directors of Registrant. The Registrant authorized Malone & Bailey to fully respond to any and all inquiries of Miller Ellin, concerning the finances and previously performed audits of Registrant.

         (2) During the two most recent fiscal years prior to the date of engagement, and the subsequent interim period prior to engaging Miller Ellin, neither the Registrant (nor someone on the Registrant's behalf) consulted the newly engaged accountant regarding any matter.

         (3) The Registrant allowed Miller Ellin to review this Form 8-K/A before it was filed with the Commission. Miller Ellin has not furnished the Registrant with a clarification or disagreement with the information set forth herein.

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ITEM 5.05.  AMENDMENTS  TO THE  REGISTRANT'S  CODE OF  ETHICS,  OR  WAIVER  OF A
PROVISION OF THE CODE OF ETHICS

         On September 15, 2006, the Board of Directors adopted the Code of Ethics of the Registrant. A copy of the Code of Ethics was filed as Exhibit 14. 1 to the Original Filing.

ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

              (a)   None.

              (b)   None.

              (c)   Exhibits.

                           Exhibit 14.1     Code of Ethics

                           Exhibit 16.1 Letter from Malone & Bailey dated October 2, 2006.*

                  * Filed herewith.

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

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: OCTOBER 2, 2006

                            MIDNIGHT HOLDINGS GROUP, INC.



                            By: /s/ Nicholas Cocco
                               -------------------------------------------------
                                    Name:  Nicholas Cocco
                                    Title: President and Chief Executive Officer

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